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                                                                   Exhibit 10.33

THE OBLIGATIONS UNDER THIS STOCK PLEDGE AND CONTROL AGREEMENT ARE SUBORDINATED TO THE CLAIMS OF UNION BANK OF CALIFORNIA, N.A. ("UBOC") PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT DATED OF EVEN DATE HEREWITH, BETWEEN SECURED PARTY (AS DEFINED BELOW) AND UBOC, AS AMENDED.

                              AMENDED AND RESTATED
                       STOCK PLEDGE AND CONTROL AGREEMENT

     THIS AMENDED AND RESTATED STOCK PLEDGE AND CONTROL AGREEMENT dated as of _________, 2002 (this "Agreement"), is made by OVERHILL FARMS, INC. ("Pledgor"), in favor of LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("Secured Party").

                                    RECITALS

     A. Pledgor, OVERHILL CORPORATION (formerly known as Polyphase Corporation and to be known from and after the effective date of the Spin-Off as Treecon Resources, Inc.), a Nevada corporation ("TreeCon"), Overhill Ventures and the Purchaser entered into that certain Securities Purchase Agreement dated as of November 24, 1999, as amended by that certain Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000, and as further amended by that certain Second Amendment to Securities Purchase Agreement dated as of January 11, 2002, that certain Consent and Third Amendment dated as of January 31, 2002, that certain Fourth Amendment dated as of June 28, 2002, and that certain Fifth Amendment to Securities Purchase Agreement dated as of September 11, 2002 (as so amended, the "Original Securities Purchase Agreement").

     B. In connection with the execution and delivery of the Original Securities Purchase Agreement, Pledgor executed and delivered to Secured Party that certain Company Pledge Agreement dated as of November 24, 1999 (the "Original Pledge Agreement").

     C. Pledgor, the entities from time to time parties to the Securities Purchase Agreement as Guarantors (including Overhill Ventures) and Secured Party are concurrently entering into that certain Amended and Restated Securities Purchase Agreement dated of even date herewith (as amended from time to time, the "Securities Purchase Agreement") pursuant to which, among other things, (a) the parties thereto are amending and restating the Original Securities Purchase Agreement, the Original Note and the Original Warrant and (b) at the request of the Company, LLCP is consenting to the Spin-Off Related Matters, all on the terms and subject to the conditions set forth therein.

     D. Pledgor, Overhill Ventures and their Subsidiaries are members of a consolidated group of entities whose success is mutually interdependent, and each of Pledgor, Overhill Ventures and their Subsidiaries has derived, and expects to continue to derive, substantial direct and indirect benefits from the proceeds of the borrowings made available to Pledgor under the Note.

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     E.   Pledgor is the record and beneficial owner of the Capital Stock listed in Part A of Schedule I and the owner or holder of the promissory notes and other instruments listed in Part B of Schedule I.

     F. It is a condition precedent to Secured Party's agreement to consent to the Spin-Off Related Matters that the Pledgor agrees to affirm, amend and restate the Original Pledge Agreement on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual consents and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Original Pledge Agreement as follows:

     1. Definitions. Unless otherwise defined herein, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement. The rules of construction set forth in Sections 1.2 through 1.6 of the Securities Purchase Agreement shall likewise govern the interpretation and construction of this Agreement. Terms not otherwise defined directly herein or indirectly by reference shall have the respective meanings assigned to such terms in the UCC. In addition, the following capitalized terms shall have the following respective meanings:

          "Pledged Collateral" shall have the meaning assigned to it in Section
     Section 2.

          "Pledged Entity" shall mean an issuer of any Pledged Stock or Pledged Indebtedness.

          "Pledged Indebtedness" shall mean the Indebtedness evidenced by the promissory notes, instruments and letters of credit listed in Part B of
     Schedule I.

          "Pledged Stock" shall mean the capital stock listed in Part A of
     Schedule I.

          "Senior Liens" shall mean the Liens granted to the Senior Lender pursuant to the Senior Collateral Documents.

          "Secured Obligations" mean any and all Obligations, and all covenants and duties regarding such amounts, of any kind or nature, present or future, contingent or liquidated, whether or not evidenced by any note, agreement or other instrument, the payment or performance of which is provided for or arises now or hereafter under or in connection with the Securities Purchase Agreement or any other Investment Document.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Security Agreement" means the Amended and Restated Security Agreement dated of even date herewith by and among Pledgor, Overhill Ventures, other subsidiaries of Pledgor from time to time a party thereto, and Secured Party.

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     2.   Pledge. To secure the payment and performance in full of any and all
Secured Obligations, Pledgor hereby pledges, assigns and transfers to Secured Party, and grants to Secured Party a first priority Lien (except for the Senior Liens) in, and control over, and further affirms, ratifies and acknowledges the continuing validity, enforceability, and perfection of, the assignments, pledges, and grants to Secured Party of, the pledges and security interests heretofore granted to Secured Party pursuant to the Original Pledge Agreement all of the following, whether now owned and existing or hereafter acquired or arising (collectively, the "Pledged Collateral"):

          (a) the Pledged Stock, and the certificates representing such Pledged Stock, and all dividends, distributions, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock;

          (b) any additional Capital Stock of a Pledged Entity from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Stock owned by Pledgor), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments, financial assets, securities accounts, investment property, general intangibles, and other property of any kind or nature, however evidenced, or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Capital Stock;

          (c) the Pledged Indebtedness, and the promissory notes, instruments and letters of credit evidencing such Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness;

          (d) all additional Indebtedness arising after the date hereof and owing to Pledgor and evidenced by promissory notes, instruments or letters of credit, together with such promissory notes, instruments and letters of credit, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness;

          (e) any and all rights, powers, remedies and privileges of Pledgor under or with respect to any of the foregoing; and

          (f)  any and all proceeds and products of any of the foregoing.

     3. Security for Obligations. The pledge and security interest granted pursuant to Section 2 secures, and the Pledged Collateral is security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Secured Obligations.

     4. Delivery of Pledged Collateral. All Pledged Collateral (including certificates, promissory notes, instruments and letters of credit evidencing the Pledged Collateral) shall be delivered to and held by or on behalf of Secured Party pursuant to this Agreement after the Senior Indebtedness has been paid in full in cash (unless all the Secured Obligations have been fully and finally paid in cash prior to such time). Upon release of the Senior Liens thereon, Pledgor shall, or shall cause the Senior Lender to, deliver the Pledged

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Collateral immediately to Secured Party. All Pledged Stock shall be accompanied by effectively endorsed instruments of transfer or assignments in blank in favor of Secured Party, all in form and substance satisfactory to Secured Party, and all promissory notes or other instruments evidencing the Pledged Indebtedness shall thereupon be endorsed by Pledgor pledging such Pledged Indebtedness, or shall be accompanied by instruments of assignment, effectively endorsed in blank. Notwithstanding anything to the contrary set forth herein, the parties acknowledge and agree that, until all Secured Obligations have been fully and finally paid in cash, (a) Senior Lender is holding all Pledged Collateral for the benefit of Senior Lender and for the benefit of Secured Party for the purpose of perfecting their respective Liens therein, and (b) delivery of any of such Pledged Collateral to, together with any necessary indorsements in favor of, Senior Lender shall be sufficient to discharge Pledgors' delivery obligations hereunder with respect thereto.

     5. Representations and Warranties. Pledgor represents and warrants to Secured Party that:

          (a) (i) Pledgor is, and at the time of delivery of the Pledged Stock in accordance with the terms hereof will be, the sole holder of record and the sole beneficial owner of such Pledged Stock, free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement and the Senior Liens, and (ii) Pledgor is, and at the time of delivery of the Pledged Indebtedness in accordance with the terms hereof will be, the sole owner and holder of such Pledged Indebtedness, free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement and the Senior Liens.

          (b) (i) All of the Pledged Stock has been duly authorized and validly issued and are fully paid and nonassessable, and (ii) the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and constitutes the legal, valid and binding obligations of, each Pledged Entity issuing same, and no such Pledged Entity is in default thereunder.

          (c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Secured Party as provided herein.

          (d) None of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

          (e) Pledgor is the sole owner of the Pledged Stock pledged by it hereunder and such Pledged Stock is presently represented by the certificates listed in Part A of Schedule I. There are no existing options, warrants, calls or commitments of any character whatsoever on or relating to the Pledged Stock.

          (f) No Consent that has not been obtained prior to the date hereof is required to be obtained from any Governmental Authority or any other Person (i) for the pledge, grant of control, and ratification of the continuing grant by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this

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Agreement by Pledgor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

          (g) Pledgor has good and marketable title to all Pledged Collateral. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid and perfected a security interest (subject only to the Senior Lien) in favor of Secured Party in the Pledged Collateral securing the payment of the Secured Obligations, subject to no other Lien other than the Senior Liens.

          (h) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

          (i) The Pledged Stock constitutes that percentage of the issued and outstanding Capital Stock of each Pledged Entity as set forth on Schedule I.

          (j) Except as disclosed in Part B of Schedule I, none of the Pledged Indebtedness held by Pledgor is subordinated in right of payment to any other Indebtedness (except for the Secured Obligations and the Senior Indebtedness) or subject to the terms of any indenture.

          The representations and warranties set forth in this Section 5 shall survive the execution, delivery and performance by Pledgor of this Agreement.

     6.   Covenants. Pledgor covenants and agrees that:

          (a) Without the prior written consent of Secured Party, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to any Pledged Collateral owned or held by it, or any unpaid dividends, interest or other distributions or payments with respect to such Pledged Collateral, or grant any Lien on such Pledged Collateral, except as expressly permitted by the Securities Purchase Agreement (including the Senior Lien) or this Agreement.

          (b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and deliver letters of credit and take all such actions as Secured Party from time to time may request in order to ensure to Secured Party the benefits of the Liens upon and control over the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements that may be filed by Secured Party with or (to the extent permitted by Applicable Laws) without the signature of Pledgor, and will cooperate with Secured Party, at Pledgor's expense, in obtaining all necessary consents and agreements, including control agreements over any securities accounts, and making all necessary filings under Applicable Laws in connection with such Liens or any sale or transfer of such Pledged Collateral. Pledgor hereby authorizes Secured Party to, from time to time in any appropriate jurisdiction, file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Pledgor where permitted by Applicable Law. Such financing statements may indicate that the Collateral is all assets of Pledgor.

          (c) Pledgor has and will defend the title to the Pledged Collateral, and the Liens of Secured Party on such Pledged Collateral, against the claim of any Person (other than the Senior Lender with respect to Senior Liens) and will maintain and preserve such Liens.

          (d) Pledgor will, upon obtaining ownership of any additional Capital Stock, promissory notes or other instruments of a Pledged Entity, or Capital Stock, promissory notes or other instruments otherwise required to be pledged to Secured Party pursuant to any of the Investment Documents that does not already constitute Pledged Collateral hereunder, promptly (and in any event within three
(3) Business Days after it acquires any such additional Capital Stock, notes or other instruments) deliver to Secured Party a Pledge Amendment, effectively endorsed in blank by Pledgor, in substantially the form of Exhibit A (each, a "Pledge Amendment"), in respect of any such additional Capital Stock, notes or other instruments, pursuant to which Pledgor shall pledge to Secured Party all of such additional Capital Stock, notes and other Instruments. Pledgor hereby authorizes Secured Party to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Stock and Pledged Indebtedness listed in any such Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral.

     7. Pledgor's Rights. So long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a):

          (a) Pledgor shall have the right to vote and give consents with respect to the Pledged Collateral pledged by it hereunder or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Securities Purchase Agreement or any other Investment Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, that would have the effect of impairing the position or interest of Secured Party in respect of the Pledged Collateral or that would authorize, effect or consent to (unless and to the extent expressly permitted by the Securities Purchase Agreement or consented to in writing by Secured Party):

               (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

               (ii) the consolidation or merger of a Pledged Entity with any other Person;

               (iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Senior Liens and Liens in favor of Secured Party;

               (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

               (v) the alteration of the voting rights with respect to the Stock of a Pledged Entity.

          (b) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Stock and Pledged Indebtedness pledged by it hereunder to the extent not in violation of the Securities Purchase Agreement, except for any and all: (i) dividends and interest paid or payable other than in cash in respect of any such Pledged Collateral, instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any such Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any such Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Senior Liens and the Lien in favor of Secured Party created by this Agreement and the other Investment Documents.

          (c) All dividends and interest (other than such cash dividends and interest as are permitted to be paid to Pledgor in accordance with Section Error! Reference source not found.) and all other distributions in respect of any of the Pledged Stock or Pledged Indebtedness, whenever paid or made, unless delivered to the Senior Lender pursuant to the Senior Collateral Documents, shall be delivered to Secured Party to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsements). Upon release of the applicable Senior Liens, all dividends and interest (other than such cash dividends and interest as are permitted to be paid to Pledgor in accordance with Section Error! Reference source not found.) and all other distributions in respect of any of the Pledged Stock or Pledged Indebtedness, whenever paid or made, shall be delivered to Secured Party to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsements)

     8.   Defaults and Remedies; Proxy.

          (a) Upon the occurrence and during the continuation of any Default or Event of Default, Secured Party (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral pledged by Pledgor hereunder, to exchange certificates or instruments representing or evidencing such Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten
(10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of such Pledged Collateral and to otherwise act with respect to such Pledged Collateral as though Secured Party were the outright owner thereof. Any sale shall be made at a public or private sale at Secured Party's place of business, or at any place in Los Angeles County, California to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Secured Party may deem fair, and Secured Party may be the purchaser of the whole or any part of such Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Secured Party reserves the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party. Secured Party's rights above are subject to the rights of the Senior Lender under the Intercreditor Agreement.

          UPON THE OCCURRENCE AND DURING THE CONTINUATION OF A DEFAULT OR EVENT OF DEFAULT, PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL PLEDGED BY PLEDGOR HEREUNDER, INCLUDING THE RIGHT TO VOTE THE PLEDGED STOCK OF PLEDGOR, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED STOCK OF PLEDGOR, THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED STOCK WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF SUCH PLEDGED STOCK ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED STOCK OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF A DEFAULT OR EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral pledged by Pledgor hereunder, (i) the highest bid, if there is but one sale, shall be inadequate to discharge in full all the Secured Obligations, or (ii) such Pledged Collateral is offered for sale in lots, the highest bid for the lot offered for sale at any of such sales would indicate to Secured Party, in its discretion, that the proceeds of the sales of the whole of such Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, then Secured Party may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

          (c) If, following the occurrence and during the continuance of a Default or Event of Default, Secured Party in its sole discretion determines that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act, then Pledgor shall, in an expeditious manner, cause the Pledged Entity that issued Pledged Collateral owned or held by it to:

               (i) Prepare and file with the Commission a registration statement with respect to the Pledged Stock owned by it and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

               (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Pledged Stock covered by such registration statement whenever Secured Party shall desire to sell or otherwise dispose of such Pledged Stock;

               (iii) Furnish to Secured Party such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Secured Party may request in order to facilitate the public sale or other disposition by Secured Party of the Pledged Stock owned by it;

               (iv) Use commercially reasonable efforts to register or qualify the Pledged Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Secured Party shall request, and do such other reasonable acts and things as may be required of it to enable Secured Party to consummate the public sale or other disposition by Secured Party in such jurisdictions of such Pledged Stock by Secured Party;

               (v) Furnish, at the request of Secured Party, on the date that Pledged Stock owned or held by it are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Stock becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event such Pledged Stock is not being sold through underwriters, then to Secured Party, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event such Pledged Stock is not being sold through underwriters, then to Secured Party, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Secured Party shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Secured Party may reasonably request. The comfort letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Secured Party may reasonably request; and

               (vi) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of such registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (d) All expenses incurred in complying with Section 8 (c), including all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Secured Party, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by Pledgors.

          (e) If, at any time when Secured Party shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act (or any similar statute), then Secured Party may, in its discretion (subject only to applicable requirements of Applicable Laws), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable, but subject to the other requirements of this
Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Secured Party in its discretion may (i) in accordance with applicable securities laws proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Securities Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who is an accredited investor under the Securities Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Secured Party shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of Applicable Laws), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

               (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

               (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

               (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to such Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

               (iv) as to such other matters as Secured Party may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Law and other laws affecting the enforcement of creditors' rights and the Securities Act and all applicable state securities laws.

          (f) Pledgor recognizes that Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 8. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the applicable Pledged Entity to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor owning or holding such Pledged Collateral and the Pledged Entity would agree to do so.

          (g) Pledgor agrees, to the maximum extent permitted by Applicable Laws, that following the occurrence and during the continuance of a Default or Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power or remedy of Secured Party provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Secured Party of any one or more of such rights, powers or remedies. No failure or delay on the part of Secured Party to exercise any such right, power or remedy and no notice or demand that may be given to or made upon Pledgor by Secured Party with respect to any such remedies shall operate as a waiver thereof, or limit or impair Secured Party's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

          (h) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Secured Party, that Secured Party shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this
Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that: (i) no Event of Default has occurred under the Securities Purchase Agreement and (ii) Secured Party is in breach of its obligations under this Agreement or the Securities Purchase Agreement.

          (i) Until the occurrence of a Default or an Event of Default, Secured Party may not (i) repledge the Pledged Collateral to any other party, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, or (iii) create, incur or permit the existence of any Lien or option with respect to the Pledged Collateral (except as contemplated by this Agreement).

     9. Waiver. No delay on Secured Party's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand that may be given to or made upon Pledgor by Secured Party with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Secured Party's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Secured Party's rights as against Pledgor in any respect.

     10. Assignment. Secured Party may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Securities Purchase Agreement or any Investment Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

     11. Termination. This Agreement shall create a continuing security interest in and to all of the Pledged Collateral, and the security interest shall survive until, and this Agreement shall remain in full force and effect and terminate only upon, the indefeasible payment (including payment in full in cash in immediately available funds in the case of Secured Obligations consisting of payment obligations) and performance in full of any and all Secured Obligations and the expiration or earlier termination of all obligations of the Secured Party under this Agreement and the other Investment Documents. Immediately following the later to occur of (a) the termination of this Agreement as provided above and (b) the Termination Date (as defined in the Senior Credit Agreement), Secured Party shall promptly deliver to Pledgor the Pledged Collateral pledged by Pledgor and delivered to Secured Party at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens created in favor of Secured Party under this Agreement and the other Investment Documents and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate. Upon payment in full in cash of any Indebtedness evidenced by a promissory note or other instrument delivered to Pledgor as Pledged Collateral, Secured Party will return such instrument to Pledgor.

     12. Lien Absolute. All rights of Secured Party hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Securities Purchase Agreement, any other Investment Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Securities Purchase Agreement, any other Investment Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (c) any exchange, release or non-perfection of any other Collateral or any release or amendment or waiver of, or consent to departure from any guaranty for, all or any of the Secured Obligations;

          (d) the insolvency of Pledgor or any Guarantor or any other guarantor of the obligations; or

          (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor.

     13. Release. Pledgor consents and agrees that Secured Party may at any time, or from time to time, in its discretion:

          (a) renew, extend or change the time of payment of, or the manner, place or terms of payment of, all or any part of the Secured Obligations; and

          (b) exchange, release or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, that is now or may hereafter be held by or on behalf of Secured Party in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Secured Party may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound by this Agreement irrespective of the value or condition of any of the Collateral and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Securities Purchase Agreement or any other agreement governing any Secured Obligations.

          Pledgor hereby waives notice of acceptance of this Agreement, presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and any delay by Secured Party in commencing suit against any party hereto or Person liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Secured Party's part (other than an act or omission that is finally determined by a referee or a court of competent jurisdiction to have resulted solely from Secured Party's gross negligence or willful misconduct) shall in any event affect or impair this Agreement.

     14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective even if: (a) any petition is filed by or against Pledgor or any Pledged Entity for liquidation or reorganization; (b) Pledgor or any Pledged Entity becomes insolvent or makes an assignment for the benefit of creditors; (c) a receiver or trustee is appointed for all or any significant part of Pledgor's or Pledged Entity's assets; or (d) at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Laws, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations and Secured Party's Liens in the Pledged Collateral shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     15.  Miscellaneous.

          (a) Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

          (b) Pledgor agrees to promptly reimburse Secured Party for actual out-of-pocket expenses, including reasonable attorneys' fees, incurred by Secured Party in connection with the enforcement of its rights and remedies under this Agreement.

          (c) Neither Secured Party nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a referee or a court of competent jurisdiction.

          (d) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A TRUSTEE OR DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY AND BINDING UPON, SECURED PARTY AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF SECURED PARTY AND PLEDGOR.

     16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

     17. Counterparts. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     18. Security Agreement. The Liens granted pursuant to this Agreement are granted in conjunction with, and restate the Liens granted to Secured Party pursuant to the Security Agreement. Pledgor hereby acknowledges and affirms that additional rights and remedies of Secured Party with respect to the Liens granted under this Agreement are set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     19. Governing Law. THIS AGREEMENT AND THE OBLIGATIONS OF THE PLEDGOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO CONFLICT OF LAWS). Each Pledged Entity by its signature below specifies the law of the State of California as the law of the "issuer's jurisdiction" within the meaning of Section 8110 of the UCC.

     20. Survival of Agreement. All covenants, agreements, representations and warranties made by Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by Secured Party and shall survive the execution and delivery to Secured Party of the Notes pursuant to the Securities Purchase Agreement, regardless of any investigation made by Secured Party, and shall continue in full force and effect as long as any Secured Obligation is outstanding and unpaid.

     21. Amendment and Restatement. Effective on and as of the Effective Date, this Agreement shall supersede the Original Pledge Agreement insofar as it is inconsistent with this Agreement. However, the execution and delivery of this Agreement shall not excuse, or constitute a waiver of, any Defaults or Events of Default under the Original Pledge Agreement, it being understood that this Agreement is not a termination of the Original Pledge Agreement but is a modification (and, as modified, a continuation) thereof. Pledgor acknowledges and agrees that the Original Pledge Agreement, as amended and restated hereby, is affirmed in all respects and that the first priority liens and security interests granted thereunder are continued hereby and under the Security Agreement and the PTC Security Agreement.

     22. Waiver of Jury Trial. PLEDGOR AND SECURED PARTY EACH KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO (a) THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT, ANY OTHER INVESTMENT DOCUMENT OR THE SECURED OBLIGATIONS, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY OR RELATED TO THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT, OR (b) ANY CONDUCT, ACT OR OMISSION OF THE PARTIES OR THEIR AFFILIATES (OR ANY OF THEM) WITH

RESPECT TO THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT, ANY OTHER INVESTMENT DOCUMENT OR THE SECURED OBLIGATIONS, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION, SUIT OR OTHER PROCEEDING. Pledgor (a) certifies that neither Secured Party nor any representative, agent or attorney of Secured Party has represented, expressly or otherwise, that Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and
(b) acknowledges that, in entering into the Securities Purchase Agreement, Secured Party are relying upon, among other things, the waivers and certifications contained in this Section 22.


                     [REST OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                           PLEDGOR

                           OVERHILL FARMS, INC., a Nevada corporation


                           By: _________________________________________________
                               James Rudis
                               President and Chief Executive Officer


                           By: _________________________________________________
                               Richard A. Horvath
                               Vice President and Chief Financial Officer


                               SECURED PARTY

                               LEVINE LEICHTMAN CAPITAL PARTNERS II,
                               L.P., a California limited partnership

                           By: LLCP California Equity Partners II, L.P., a
                               California limited partnership, its General
                               Partner

                               By: Levine Leichtman Capital Partners, Inc.,
                                   a California corporation, its General Partner


                              By: ________________________________________
                                 Arthur E. Levine
                                 President

     The undersigned hereby joins in the above Amended and Restated Stock Pledge and Control Agreement for the sole purpose of consenting to and being bound by the provisions thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Secured Party and the Company in carrying out the provisions of such Agreement.

                                 PLEDGED ENTITY

                                 OVERHILL L.C. VENTURES, INC., a California corporation


                                 By:  ___________________________________
                                      James Rudis
                                      President


                                 By:  ___________________________________
                                      Richard A. Horvath
                                      Chief Financial Officer

                                    EXHIBIT A

                                     FORM OF
                                PLEDGE AMENDMENT

     This Pledge Amendment, dated as of __________ 200_, is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings assigned thereto or incorporated by reference in the Pledge Agreement.

     The undersigned hereby certifies that the representations and warranties in
Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, other instruments and the Capital Stock pledged prior to this Pledge Amendment and as to the promissory notes, other instruments and the Capital Stock pledged pursuant to this Pledge Amendment.

     The undersigned agrees that this Pledge Amendment may be attached to that certain Amended and Restated Stock Pledge and Control Agreement dated as of _________, 2002 (as amended from time to time, the "Pledge Agreement"), by and between Overhill Farms, Inc., a Nevada corporation, as "Pledgor," and Levine Leichtman Capital Partners II, L. P., as "Secured Party," and that the Pledged Stock and Pledged Indebtedness listed on Exhibit A to this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations referred to in the Pledge Agreement. The undersigned acknowledges that any promissory notes, other instruments or Capital Stock not included in the Pledged Collateral at the discretion of Secured Party may not otherwise be pledged by Pledgor to any other Person or otherwise be used as security for any obligations other than the Secured Obligations.

                                             "PLEDGOR"


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                                       Exhibit A
                                                             To Pledge Amendment

                                  Pledged Stock


                        Class of    Certificate    No. of      Percentage of
Issuer                   Stock          No.        Shares    Outstanding Shares
------                   -----          --         ------    ------------------





                              Pledged Indebtedness


                        Initial
                       Principal                                     Interest
Pledged Entity          Amount       Issue Date      Maturity Date     Rate
--------------          ------       ----------      -------------     ----